First Guaranty Bancshares, Inc. 8-K

 Exhibit 4.1

Number ****	**** Shares
6.75% SERIES A FIXED-RATE NON-CUMULATIVE PERPETUAL PREFERRED STOCK	6.75% SERIES A FIXED-RATE NON-CUMULATIVE PERPETUAL PREFERRED STOCK

FIRST GUARANTY BANCSHARES, INC. A CORPORATION FORMED UNDER THE LAWS OF THE STATE OF LOUISIANA	SEE REVERSE FOR IMPORTANT NOTICE ON TRANSFER RESTRICTIONS AND OTHER INFORMATION

CUSIP 32043P 304

ISIN US32043P3047

This Certifies that [SPECIMEN]

is the record holder of ************

FULLY PAID AND NON-ASSESSABLE SHARES OF 6.75% SERIES A FIXED-RATE NON-CUMULATIVE PERPETUAL PREFERRED STOCK, PAR VALUE $1,000 PER SHARE, OF

FIRST GUARANTY BANCSHARES, INC. (the “Corporation”) transferable on the books of the Corporation by the holder hereof in person or by its duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Restated Articles of Incorporation of the Corporation, as amended (the “Articles of Incorporation”), including the Articles of Amendment to the Articles of Incorporation establishing the 6.75% Series A Fixed-Rate Non-Cumulative Perpetual Preferred Stock effective April 22, 2021, and the Bylaws of the Corporation, and any amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Dated:

SECRETARY	PRESIDENT

COUNTERSIGNED AND REGISTERED:

ZIONS BANCORPORATION, NATIONAL ASSOCIATION

By:
AUTHORIZED SIGNATURE

[SEAL]

IMPORTANT NOTICE

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE RESTATED ARTICLES OF INCORPORATION OF THE CORPORATION, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE CORPORATION AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE CORPORATION A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

		UNIF GIFT MIN ACT		Custodian
TEN COM -	as tenants in common		(Custodian)		(Minor)
TEN ENT -	as tenants by the entireties		under Uniform Gifts to Minors Act of
JT TEN -	as joint tenants with right of
	survivorship and not as			(State)
tenants in common
Custodian

Additional abbreviations may also be used though not in the above list.

For Value Received,                                                   hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

Shares of the 6.75% Series A Fixed-Rate Non-Cumulative Perpetual Preferred Shares, par value $1,000 per share, of the Corporation represented by the within Certificate, and do hereby irrevocably constitute and appoint                                            attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:

X

X

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY

AN ELIGIBLE GUARANTOR INSTITUTION

(BANKS, STOCKBROKERS, SAVINGS AND LOAN

ASSOCIATIONS AND CREDIT UNIONS WITH

MEMBERSHIP IN AN APPROVED SIGNATURE

GUARANTEE MEDALLION PROGRAM),

PURSUANT TO S.E.C. RULE 17Ad-15.